Income Taxes	12 Months Ended
Dec. 31, 2018
Income Tax Disclosure [Abstract]
Income Taxes

Note 23: Income Taxes
On December 22, 2017, the Tax Cuts & Jobs Act (Tax Act) was enacted resulting in significant changes to both domestic tax law and the U.S taxation of foreign subsidiaries. In 2018, we re-measured our provisional estimates of the tax impacts that were recorded in 2017. As a result, during 2018 the Company recognized a $164 million discrete tax expense for adjustments to the provisional tax impacts of the Tax Act included in its consolidated financial statement for the year ended December 31, 2017. The accounting was completed in fourth quarter 2018.
Table 23.1 presents the components of income tax expense.

Table 23.1: Income Tax Expense

	Year ended December 31,
(in millions)	2018	2017	2016
Current:
Federal	$2,382	3,507	6,712
State and local	1,140	561	1,395
Foreign	170	183	175
Total current	3,692	4,251	8,282
Deferred:
Federal	1,706	156	1,498
State and local	236	564	296
Foreign	28	(54)	(1)
Total deferred	1,970	666	1,793
Total	$5,662	4,917	10,075

The tax effects of our temporary differences that gave rise to significant portions of our deferred tax assets and liabilities are presented in Table 23.2.

Table 23.2: Net Deferred Tax Liability

	Dec 31,	Dec 31,
(in millions)	2018	2017
Deferred tax assets
Allowance for loan losses	$2,644	2,816
Deferred compensation and employee benefits	2,893	2,377
Accrued expenses	815	722
PCI loans	467	1,057
Net unrealized losses on debt securities	1,022	—
Net operating loss and tax credit carry forwards	366	341
Other	1,272	986
Total deferred tax assets	9,479	8,299
Deferred tax assets valuation allowance	(315)	(397)
Deferred tax liabilities
Mortgage servicing rights	(3,475)	(3,421)
Leasing	(4,271)	(4,084)
Basis difference in investments	(1,203)	(577)
Mark to market, net	(7,252)	(5,816)
Intangible assets	(427)	(539)
Net unrealized gains on debt securities	—	(55)
Insurance reserves	(696)	(750)
Other	(831)	(821)
Total deferred tax liabilities	(18,155)	(16,063)
Net deferred tax liability (1)	$(8,991)	(8,161)

(1)	The net deferred tax liability is included in accrued expenses and other liabilities.
Deferred taxes related to net unrealized gains (losses) on debt securities, net unrealized gains (losses) on derivatives, foreign currency translation, and employee benefit plan adjustments are recorded in cumulative OCI (see Note 25 (Other Comprehensive Income)). These associated adjustments increased OCI by $1.1 billion in 2018. In 2018, we adopted ASU 2018-02 – Income Statement-Reporting Comprehensive Income (Topic 220): Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income, and reclassified $400 million from OCI to retained earnings. See Note 1 (Summary of Significant Accounting Policies) and Note 25 (Other Comprehensive Income) for more information.
We have determined that a valuation allowance is required for 2018 in the amount of $315 million, predominantly attributable to deferred tax assets in various state and foreign jurisdictions where we believe it is more likely than not that these deferred tax assets will not be realized. In these jurisdictions, carry back limitations, lack of sources of taxable income, and tax planning strategy limitations contributed to our conclusion that the deferred tax assets would not be realizable. We have concluded that it is more likely than not that the remaining deferred tax assets will be realized based on our history of earnings, sources of taxable income in carry back periods, and our ability to implement tax planning strategies.
At December 31, 2018, we had net operating loss carry forwards with related deferred tax assets of $366 million. If these carry forwards are not utilized, they will mostly expire in varying amounts through December 31, 2038.
In 2018, we finalized the recognition of the U.S. tax expense associated with the deemed repatriation of undistributed earnings of certain non-U.S. subsidiaries as required under the 2017 Tax Act. We do not intend to distribute these earnings in a taxable manner, and therefore intend to limit distributions to foreign earnings previously taxed in the U.S., that would qualify for the 100% dividends received deduction, and that would not result in any significant state or foreign taxes. All other undistributed foreign earnings will continue to be permanently reinvested outside the U.S. and the related tax liability on these earnings is insignificant.
Table 23.3 reconciles the statutory federal income tax expense and rate to the effective income tax expense and rate. Our effective tax rate is calculated by dividing income tax expense by income before income tax expense less the net income from noncontrolling interests.

Table 23.3: Effective Income Tax Expense and Rate

	December 31,
	2018		2017		2016
(in millions)	Amount	Rate	Amount	Rate	Amount	Rate
Statutory federal income tax expense and rate	$5,892	21.0%	$9,485	35.0%	$11,204	35.0%
Change in tax rate resulting from:
State and local taxes on income, net of federal income tax benefit	1,076	3.9	926	3.4	1,004	3.1
Tax-exempt interest	(494)	(1.8)	(812)	(3.0)	(725)	(2.2)
Tax credits	(1,537)	(5.5)	(1,419)	(5.2)	(1,251)	(3.9)
Non-deductible accruals	236	0.8	1,320	4.9	81	0.3
Tax reform	164	0.6	(3,713)	(13.7)	—	—
Other	325	1.2	(870)	(3.3)	(238)	(0.8)
Effective income tax expense and rate	$5,662	20.2%	$4,917	18.1%	$10,075	31.5%

The 2018 effective income tax rate was 20.2%, compared with 18.1% in 2017 and 31.5% in 2016. The 2018 effective income tax rate reflected the reduction to the U.S. federal income tax rate from 35% to 21% resulting from the 2017 Tax Act. It also included income tax expense related to non-deductible litigation accruals and the reconsideration of reserves for state income taxes following the U.S. Supreme Court opinion in South Dakota v. Wayfair, Inc. In addition, we recognized $164 million of income tax expense associated with the final re-measurement of our initial estimates for the impacts of the Tax Act, in accordance with ASC Topic 740, Income Taxes and SEC Accounting Bulletin 118.
The 2017 effective income tax rate included an estimated impact of the Tax Act, including a benefit of $3.9 billion resulting from the re-measurement of the Company’s estimated net deferred tax liability as of December 31, 2017, partially offset by $173 million of income tax expense for the estimated deemed repatriation of the Company’s previously undistributed foreign earnings. The 2017 effective income tax rate also included income tax expense of $1.3 billion related to the effect of discrete non tax-deductible items, predominantly consisting of litigation accruals. The effective income tax rate for 2016 included net reductions in reserves for uncertain tax positions resulting from settlements with tax authorities, partially offset by a net increase in tax benefits related to tax credit investments.

Table 23.4 presents the change in unrecognized tax benefits.

Table 23.4: Change in Unrecognized Tax Benefits

	Year ended December 31,
(in millions)	2018	2017
Balance at beginning of year	$5,167	5,029
Additions:
For tax positions related to the current year	393	367
For tax positions related to prior years	503	158
Reductions:
For tax positions related to prior years	(262)	(319)
Lapse of statute of limitations	(7)	(48)
Settlements with tax authorities	(44)	(20)
Balance at end of year	$5,750	5,167

Of the $5.8 billion of unrecognized tax benefits at December 31, 2018, approximately $3.9 billion would, if recognized, affect the effective tax rate. The remaining $1.9 billion of unrecognized tax benefits relates to income tax positions on temporary differences.
We recognize interest and penalties related to unrecognized tax benefits as a component of income tax expense. As of December 31, 2018 and 2017, we have accrued approximately $968 million and $726 million, respectively, for the payment of interest and penalties. In 2018, we recognized in income tax expense a net tax expense related to interest and penalties of $200 million. In 2017, we recognized in income tax expense a net tax expense related to interest and penalties of $96 million.
We are subject to U.S. federal income tax as well as income tax in numerous state and foreign jurisdictions. We are routinely examined by tax authorities in these various jurisdictions. The IRS is currently examining the 2013 through 2016 consolidated U.S. federal income tax returns of Wells Fargo & Company and its subsidiaries. In addition, we are currently subject to examination by various state, local and foreign taxing authorities. With few exceptions, Wells Fargo and its subsidiaries are not subject to federal, state, local and foreign income tax examinations for taxable years prior to 2007.
We are litigating or appealing various issues related to prior IRS examinations for the periods 2003 through 2012. For the 2003 through 2006 periods, we have paid the IRS the contested income tax and interest associated with these issues and refund claims have been filed for the respective years. It is possible that one or more of these examinations, appeals or litigation may be resolved within the next twelve months resulting in a decrease of up to $700 million to our gross unrecognized tax benefits.